Exhibit 99.2

   T-H Marine AcquisitionOctober 2021

   Disclaimer  Cautionary Statement Concerning Forward-Looking Statements Information in this presentation of OneWater Marine Inc. (“OneWater,” “ONEW,” the “Company,” “we,” or “us”), and any oral statements made in connection therewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, our expectations with respect to the acquisition, future operations, financial position, prospects, plans and objectives of management, growth rate and its expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management’s current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: risks related to the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all, including the financing condition, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, effects of industry wide supply chain challenges and our ability to maintain adequate inventory, changes in demand for our products and services, the seasonality and volatility of the boat industry, our acquisition and business strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business, risks related to the ability to realize the anticipated benefits of any proposed or recent acquisitions within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater Marine’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater Marine files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.Non-GAAP Financial MeasuresThis presentation includes financial measures that are not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA. While management believes Adjusted EBITDA may be useful in performing meaningful comparisons of past and present operating results, to understand the performance of its ongoing operations and how management views the business, it is not a measure of our financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. Adjusted net income before interest expense – other, income tax expense, depreciation and amortization and other (income) expense, further adjusted to eliminate the effects of items such as the change in fair value of warrant liability, loss on contingent consideration, loss on extinguishment of debt and transaction costs. Amounts excluded from these non-GAAP measures in future periods could be significant and our current presentation of these non-GAAP measures should not be construed as an inference that our futureresults will be unaffected by unusual or non-recurring items. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Because our non-GAAP financial measures may be defined differently by other companies, our definition of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. We have not reconciled non‐GAAP forward-looking measures, including Adjusted EBITDA guidance, to their corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections, particularly with respect to acquisition contingent consideration and transaction costs. Acquisition contingent consideration and transaction costs are affected by the acquisition, integration and post-acquisition performance of our acquirees which is difficult to predict and subject to change. Accordingly, reconciliations of forward-looking Adjusted EBITDA is not available without unreasonable effort. IIndustry and Market DataThis presentation includes market data and other statistical information from third-party sources, including independent industry publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. Some of the data is also based on our good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above.Trademarks and Trade NamesOneWater owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. OneWater’s use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with OneWater (except as stated herein) or an endorsement or sponsorship by or of OneWater. Solely for convenience, the trademarks, service marks and trade names referred to in this prospectus may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that OneWater will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks and trade names.OtherCertain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Percentage amounts included in this presentation have not in all cases been calculated on the basis of such rounded figures, but on the basis of such amounts prior to rounding. For this reason, percentage amounts in this roadshow may vary from those obtained by performing the same calculations using the figures in our consolidated financial statements included elsewhere. Certain other amounts that appear in this presentation may not sum due to rounding.

 Strategic rationale

T-H MARINE BUSINESS OVERVIEW

Key Statistics[2]

~$115M 2021 Revenue	**~$19M - $20M** 2021 Adj. EBITDA	**50/50** Aftermarket / OEM Revenue Split
20+ Recognizable Brands	**5,000+** SKUs	**6** Distribution, Assembly, and Light Manufacturing Centers
20+ Years Avg. Tenure of Top 10 Customers	**14** Acquisitions Completed	

Diverse Revenue Mix[2]

CHANNEL REVENUE

2021


1%
5%
9%
50%
35%
$115M
Revenue

CUSTOMER REVENUE

2021


50/50
OEM vs. AFM

■ OEM ■ Distributor ■ Retailer ■ E-Commerce / Company DTC ■ Dealer

Company Highlights

- T-H Marine is the clear industry leader **providing parts and accessories to 100% of recreational[1] boats produced in the United States**
- Comprehensive product portfolio of premium brands
- Sophisticated omni-channel model delivers products to customers through boat OEMs, distributors, dealers, retailers, E-Commerce and direct-to-consumer channels
- Impressive track record of integrating accretive acquisitions driving growth, profitability and sales volume in new categories

ONEWATER

[1]Management believes it provides parts to all recreational power boats defined as 35 feet and under
[2]2021 includes a full years results for the recently completed acquisitions and exclude non-recurring expenses related to the prior ownership structure

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 T-H Marine provides a line of commonly used boating parts and accessories under its Boating Essentials® line  Select Brands Under The T-H Marine Umbrella    1  JACK PLATES  RIGGING  PLUMBING  LED LIGHTING  ACCESSORIES  PERFORMANCE  STORAGE  Product Categories      Select Customers By Channel  BOAT OEMS  DISTRIBUTORS  RETAILERS  E-COMMERCE  DIRECT TO CONSUMER  DEALERS    Comprehensive Suite of Branded, Innovative Products  1T-H Marine provides a line of commonly used boating parts and accessories under its Boating Essentials® line

 100% of Recreational Boats1    5,000+ SKUs    ~25 Product Patents    Award Winning Innovation    Comprehensive Product Categories    “From Bow to Stern”  Diversified Suite of Marine Parts and Accessory Products  1Management believes it provides parts to all recreational power boats defined as 35 feet and under

EFFICIENT AND NIMBLE PRODUCTION MODEL

Product Development


THE ONE STOP SHOP
FOR YOUR BOAT

- ✓ Internal design team works with OEM customers to develop innovative products
- ✓ Significant in-house design and manufacturing capabilities increase speed to market
- ✓ Proprietary products secured by patents to protect coveted brands and processes
- ✓ Constant new product development through internal idea generation and external acquisitions

Production




- ✓ Vertically-integrated sourcing and light manufacturing and assembly model creates production flexibility
- ✓ In-house custom metal products and plastic injection molding capabilities
- ✓ Ability to increase revenue with existing capacity and infrastructure
- ✓ Long-term relationships with a predominantly domestic network of suppliers and manufactures ensure supply chain stability

Channel Demand

Bass Pro Shops · Boston Whaler · Cabela's · Donovan Marine · MasterCraft · amazon · thmarinesupplies.com

- ✓ One-stop-shop for aftermarket and OEM customers with over 5,000 SKUs across a comprehensive set of product categories
- ✓ Significant demand from OEM customers, aftermarket distributors and big-box retailers to carry high demand, consumer favorite T-H Marine brands
- ✓ Strategic relationships with aftermarket customers provides T-H Marine real-time consumer purchasing habits

ONEWATER
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STRONG ROADMAP FOR NEXT PHASE OF GROWTH

Clear Leader In Large And Expanding Market



Total U.S. Marine Aftermarket Product & Accessories Market
$6B+
$4B+
Total U.S. Marine OEM Product & Accessories Market
$115M
T-H Marine's Revenue

- The U.S. marine parts and accessories market is estimated to be $10B+[1] in annual revenue
- Aftermarket boating parts and accessories represent 60% of market spend
- OEM parts, which include more specialized / custom built products, account for 40% of market spend
- OEM sales were particularly strong in 2020, due to expectations for continued elevated boat sales over the next several years
- T-H Marine's OEM and distributor customers expect high market growth over the next several years in connection with large installed boat base

Near-Term Growth Drivers

Innovative New Product Development	Expand New and Existing Customer Relationships	Expand E-Commerce and DTC Sales Channels	Pursue Strategic Acquisitions

ONEWATER

[1]Investor Group Services ("IGS") market study, National Marine Manufacturers Association ("NMMA"), U.S. Marine Parts and Accessories Market

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 Enhances competitive positioning  Strong, natural fit with OneWater’s services, parts & other sales business  Trusted Advisor to OEMs for New Product Innovation  Multifaceted Growth Opportunities  Products Specified Into Designs Drive Replacement Sales  Ability to Serve Customers in Multiple Product Categories  Diverse Sales Channels Creates Stability  Brand Recognition Fuels Demand From Boat Owners  Ability to leverage T-H Marine’s aftermarket parts / accessories and e-commerce expertise  More robust offering provides opportunity to gain more “share of wallet”  Buy direct option improves parts & accessories product margin

ADVANCES GROWTH & DIVERSIFICATION STRATEGY

- Expected to more than double OneWater's service, parts & other sales business
- Reduces impact of new boat cyclicality
- Proven history of accretive acquisitions aligns with OneWater's business model and growth strategy

Fiscal Year 2020

Service, Parts & Other Sales 6%



Post-Transaction

Service, Parts & Other Sales ~16%



- Strengthens position to further capitalize on sustainable momentum in marine and recreational boating sector
- Global recreational boat market expected to grow 5% annually, surpassing $60[1] billion by 2026

Global Recreational Boat Market[1]


($ in Billions)
$43.0
$63.0
2019
2020
2021E
2022P
2023P
2024P
2025P
2026P

Strengthens position to capitalize on favorable industry trends

[1]Global Market Insights, Recreational Boating Market

ONEWATER
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FINANCIAL SUMMARY

Purchase Price	• $185 Million • Multiple in-line with similar P&A / distribution transactions • Expect to close in calendar fourth quarter 2021
Value Creation	• Expected to be immediately accretive to top-line growth, operating margins and earnings per share • Enables platform for continued growth • Expected to more than double high-margin service, parts & other sales
Funding	• Transaction to be funded through a combination of cash and approximately $7 million in stock • Commitment from Truist Securities to expand current term facility by $200 million • Anticipate proforma net debt-to-Adjusted EBITDA leverage approximately 1.2x – 1.7x at transaction close

ONEWATER
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